                                                                     EXHIBIT 4.1


================================================================================

COMMON STOCK                                                        COMMON STOCK
                      ALBANY MOLECULAR RESEARCH, INC.(R)

   [GRAPHIC OMITTED]                                         [GRAPHIC OMITTED]

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
 IN BOSTON, MA OR NEW YORK, NY                       CUSIP 012423 10 9

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                  ONE CENT ($.01) EACH OF THE COMMON STOCK OF

ALBANY MOLECULAR RESEARCH, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

             [ALBANY MOLECULAR RESEARCH, INC. 1998 DELAWARE SEAL]


[Signature of Treasurer or Secretary]              [Signature of Chairman of the
                                                    Board and Chief Executive
                                                    Officer]



COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.
TRANSFER AGENT AND REGISTRAR

By [Signature of Authorized Officer]
AUTHORIZED SIGNATURE

================================================================================

                        ALBANY MOLECULAR RESEARCH, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --   as tenants in common           UNIF GIFT MIN ACT --  ------   Custodian ---------------
TEN ENT   --   as tenants by the entireties                         (Cust)               (Minor)
JT TEN    --   as joint tenants with rights                         Under Uniform Gifts to Minors
               of survivorship and not as
               tenants in common                                             Act ------------------
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  ------------------------------

--------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Shares
--------------------------------------------------------------------------------
     of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
--------------------------------------------------------------------------------

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________

       -----------------------------------------------------------------
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
---------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                       2